UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 8, 2006.
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                           NATURAL HEALTH TRENDS CORP.
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               (Exact name of Company as specified in its charter)


          Delaware                    0-26272                  59-2705336
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(State or other jurisdiction        (Commission               IRS Employer
      of incorporation)             File Number)           Identification No.)


    2050 Diplomat Drive              Dallas, TX                   75234
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      (Address of principal executive offices)                   (Zip Code)


Company's telephone number, including area code (972) 241-4080
                                                --------------------------------


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01   Entry into a Material Definitive Agreement
Item 1.02   Termination of a Material Definitive Agreement

In connection with the acquisition by Natural Health Trends Corp. (the "Company") of MarketVision Communications Corporation ("MarketVision") in March 2004, the Company entered into an employment agreement with John Cavanaugh for a term of three years. On December 8, 2006, the Company, MarketVision and Mr. Cavanaugh entered into a new employment that replaces and supercedes the previous agreement in its entirety. The new agreement has a three year term and provides that Mr. Cavanaugh will continue to serve as President of MarketVision. The employment agreement provides Mr. Cavanaugh with a retention bonus of $89,200 along with an annual salary of $205,000 through December 21, 2006. Commencing on January 1, 2007 and on each January 1st thereafter during the term of the agreement, Mr. Cavanaugh's salary will increase by 3% if his performance is satisfactory.

Mr. Cavanaugh will be entitled to severance in the event that his employment is terminated by the Company without Cause (as defined in the Agreement) or in connection with a Change of Control (as defined in the Agreement). He is also entitled to severance in the event that he terminates his employment for Good Reason (as defined in the Agreement). Mr. Cavanaugh shall receive as severance the continuation of his base salary for up to two (2) years for a termination without Cause or for Good Reason, and up to three (3) years for a termination in connection with a Change of Control, but in either case only for so long as Mr. Cavanaugh has not breached the Proprietary Rights Assignment Agreement described below and has not engaged in a Competitive Activity (as defined in that agreement).

In addition, the Company and Mr. Cavanaugh entered into a Non-Competition and Proprietary Rights Assignment Agreement dated December 8, 2006 pursuant to which Mr. Cavanaugh has agreed (i) to keep certain Company information confidential,
(ii) to assign the rights to certain work product to the Company, (iii) not to compete with the Company during the term of his employment and for six (6) months thereafter, and (iv) not to solicit Company customers or distributors during the term of his employment and for twelve (12) months thereafter.

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

Item 9.01   Financial Statements and Exhibits

         (d)      Exhibits

         10.1 Employment Agreement dated December 8, 2006 among the Company, MarketVison and John Cavanaugh.

         10.2 Non-Competition and Proprietary Rights Assignment Agreement dated December 8, 2006 between the Company and John Cavanaugh.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NATURAL HEALTH TRENDS CORP.

Date: December 13, 2006
                                       By: /s/ STEPHANIE S. HAYANO
                                           -------------------------------------
                                           Name:  Stephanie S. Hayano
                                           Title: President and Chief Executive
                                                  Officer


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

                                  EXHIBIT INDEX

Exhibit   Description
-------   ----------------------------------------------------------------------

 10.1 Employment Agreement dated December 8, 2006 among the Company, MarketVison and John Cavanaugh.

 10.2 Non-Competition and Proprietary Rights Assignment Agreement dated December 8, 2006 between the Company and John Cavanaugh.




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